Summary of Bank Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Debt Disclosure [Abstract]
Short-term bank borrowings	$ 242,500	¥ 1,683,676	¥ 276,000
Long-term bank borrowings, current portion	5,661	39,303	38,803
Debt, Current, Total	248,161	1,722,979	314,803
Long-term bank borrowings, non-current portion	38,632	268,221	103,421
Total bank borrowings	$ 286,793	¥ 1,991,200	¥ 418,224